UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

ZOGENIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34962	20-5300780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 Horton Street, Suite 500, Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 550-8300

(Former Name or Former Address, if Changed Since Last Report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZGNX	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2021, at the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) of Zogenix, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s 2010 Equity Incentive Award Plan (the “Restated Plan”). The Restated Plan increased the number of shares of common stock reserved for issuance under the 2010 Equity Incentive Award Plan (the “2010 Plan”) by 4,500,000 shares, from 11,500,000 shares to 16,000,000 shares. Under the Restated Plan, no more than 16,000,000 shares may be issued upon the exercise of incentive stock options. The Restated Plan is scheduled to expire after the tenth anniversary of the date the Company’s board of directors adopted the Restated Plan, or after May 27, 2031. A complete copy of the Restated Plan is filed herewith as Exhibit 10.1 and incorporated herein by reference. The above summary of the Restated Plan does not purport to be complete and is qualified in its entirety by reference to such exhibit.

On May 27, 2021, the Board of Directors (the “Board”) of the Company approved the Zogenix, Inc. 2021 Employment Inducement Equity Incentive Award Plan (the “2021 Inducement Plan”). The terms of the 2021 Inducement Plan are substantially similar to the terms of the Company’s 2010 Equity Incentive Award Plan with the exception that incentive stock options may not be issued under the 2021 Inducement Plan and awards under the 2021 Inducement Plan may only be issued to eligible recipients under the applicable Nasdaq Listing Rules. The 2021 Inducement Plan was adopted by the Board without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules.

The Board has initially reserved 1,000,000 shares of the Company’s common stock for issuance pursuant to awards granted under the 2021 Inducement Plan. In accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules, awards under the 2021 Inducement Plan may only be made to an employee who has not previously been an employee or member of the board of directors of the Company or any parent or subsidiary, or following a bona fide period of non-employment by the Company or a parent or subsidiary, if he or she is granted such award in connection with his or her commencement of employment with the Company or a subsidiary and such grant is an inducement material to his or her entering into employment with the Company or such subsidiary.

A complete copy of the 2021 Inducement Plan is filed herewith as Exhibit 10.2 and incorporated herein by reference. The above summary of the 2021 Inducement Plan does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 27, 2021, the Company’s stockholders voted at the 2021 Annual Meeting to approve an amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation (as amended) to increase the authorized number of shares of common stock from 100,000,000 shares to 200,000,000 shares (the “Share Increase”). On May 28, 2021, the Company filed a certificate of amendment giving effect to the Share Increase which is filed as Exhibit 3.1 herewith and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2021 Annual Meeting on May 27, 2021. Set forth below are the matters the stockholders voted on and the final voting results.

Proposal 1 — Election of Directors

The Company’s stockholders elected the three persons listed below as Class II Directors, each to serve until the Company’s 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The final voting results were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James B. Breitmeyer, M.D., Ph.D.	32,162,874	13,686,469	47,877	3,370,483
Stephen J. Farr, Ph.D.	44,883,129	966,220	47,871	3,370,483
Mary E. Stutts	44,947,636	899,581	50,003	3,370,483

In addition to the directors elected above, Louis C. Bock, Cam L. Garner, Caroline M. Loewy, Erle T. Mast, Renee Tannenbaum, Pharm. D., Denelle J. Waynick and Mark Wiggins continue to serve as directors after the 2021 Annual Meeting.

Proposal 2 — Ratification of Selection of Independent Registered Public Accounting Firm for the Year Ending December 31, 2021

The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,319,701	910,780	37,222	—

Proposal 3 — Advisory Vote to Approve the Compensation of the Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2021 Proxy Statement. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,409,624	2,301,531	186,065	3,370,483

Proposal 4 — Approval of Amendment and Restatement of 2010 Equity Incentive Award Plan

The Company’s stockholders approved the amendment and restatement of the Zogenix Inc. 2010 Equity Incentive Award Plan (the “2010 Plan”), to reserve an additional 4,500,000 shares for issuance over the existing share reserve under the 2010 Plan. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,139,597	7,567,601	190,022	3,370,483

Proposal 5 — Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock

The Company’s stockholders approved the amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000 shares to 200,000,000 shares. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,299,375	823,687	144,641	—

Item 9.01.	Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation

10.1	Zogenix, Inc. 2010 Equity Incentive Award Plan (as Amended and Restated effective May 27, 2021)

10.2	Zogenix, Inc. 2021 Employment Inducement Equity Incentive Award Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOGENIX, INC.
Date: June 2, 2021	By:	/s/ Shawnte M. Mitchell
	Name:	Shawnte M. Mitchell
	Title:	Executive Vice President, General Counsel and Corporate Secretary